                  ASSIGNMENT AND ASSUMPTION OF CONTRACT OF SALE
                  ---------------------------------------------
                                [Camp Hill Mall]

         THIS ASSIGNMENT AND ASSUMPTION OF CONTRACT OF SALE (this "Assignment") made as of the ___ day of November, 2002, by and between Cedar Income Fund Partnership, L.P., a Delaware limited partnership having an address at 44 South Bayles Avenue, Port Washington, New York 11050 ("Assignor") and Cedar-Camp Hill, LLC, a Delaware limited liability company having an address at c/o Cedar Bay Realty Advisors, Inc., 44 South Bayles Avenue, Port Washington, New York 11050 ("Assignee").

         WHEREAS, Assignor is the purchaser under that certain Agreement of Purchase and Sale, effective the 14th day of August, 2002, between Connecticut General Life Insurance Company, a Connecticut corporation, as seller, and Assignor, as purchaser, as amended (the "Contract").

         WHEREAS, Assignor and Assignee desire that Assignor assign all of its right, title and interest under the Contract to Assignee and that Assignee assume all of the obligations of Assignor under the Contract.

         KNOW THAT Assignor, in consideration of Assignee's assumption of all of the obligations of Assignor under the Contract, hereby assigns unto Assignee all of the right, title and interest of Assignor in, to and under the Contract, together with the Deposit (as defined in the Contract).

         TO HAVE AND TO HOLD the same unto Assignee, subject to the covenants, conditions, terms, provisions and provisos therein contained.

         In consideration of the assignment provided for herein, Assignee hereby assumes all of Assignor's obligations and covenants under the Contract and agrees to perform and be bound by all of the terms, covenants and conditions thereof to be performed by Assignor.

         IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the day and year first above written.

                                            ASSIGNOR:
                                            ---------

                                            CEDAR INCOME FUND PARTNERSHIP, L.P.
                                            By: Cedar Income Fund, Ltd.

                                            By:_____________________________
                                                  Name:  Leo S. Ullman
                                                  Title: President


                                            ASSIGNEE:
                                            ---------

                                            CEDAR-CAMP HILL, LLC

                                            By:_____________________________
                                                  Name:  Leo S. Ullman
                                                  Title: President